SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: September 7, 2004
               Date of earliest event reported: September 7, 2004

                               AXA FINANCIAL, INC.
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             (Exact name of Registrant as specified in its charter)



          Delaware                       1-11166                 13-3623351
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



1290 Avenue of the Americas
New York, New York                                              10104
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(Address of principal executive offices)                      (Zip Code)


                                 (212) 554-1234
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              (Registrant's telephone number, including area code)

                                      None
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             (Former name or address, if changed since last report)


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ITEM 7.01 REGULATION FD DISCLOSURE

The information provided in connection with Item 7.01 of this report is being furnished pursuant to Regulation FD of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In accordance with General Instruction B of Form 8-K, the information provided in connection with Item 7.01 of this report shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section or Sections 11 and 12(a)
(2) of the Securities Act of 1933, as amended (the "Securities Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act. The furnishing of the information set forth in connection with Item 7.01 of this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information that is required to be disclosed solely by Regulation FD.

AXA Financial, Inc. is furnishing its press release dated September 7, 2004. The press release is attached hereto as Exhibit 99.01.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AXA FINANCIAL, INC.


Date:  September 7, 2004                By: /s/ Alvin H. Fenichel
                                            ---------------------
                                            Name:  Alvin H. Fenichel
                                            Title: Senior Vice President and
                                                   Controller

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EXHIBIT INDEX

EXHIBIT NUMBER          EXHIBIT DESCRIPTION

99.1 Press release issued on September 7, 2004 by AXA Financial, announcing that its wholly-owned subsidiary, The Equitable Life Assurance Society of the United States has been renamed to AXA Equitable Life Insurance Company.